                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                               NASH FINCH COMPANY
                               OFFER TO EXCHANGE
              8 1/2% SENIOR SUBORDINATED NOTES DUE 2008, SERIES B
                       FOR ANY AND ALL OF THE OUTSTANDING
              8 1/2% SENIOR SUBORDINATED NOTES DUE 2008, SERIES A

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON            , 1998, UNLESS THE OFFER IS EXTENDED

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                             (THE "EXCHANGE AGENT")

                BY MAIL                          BY FACSIMILE TRANSMISSION:               BY HAND OR OVERNIGHT COURIER
     (registered or certified mail                     (612) 244-1537
             recommended):

            U.S. Bank Trust                         Confirm by Telephone                        U.S. Bank Trust
          National Association                    or for Information Call:                    National Association
          180 East 5th Street                              (   )                              180 East 5th Street
          Saint Paul, MN 55101                                                                Saint Paul, MN 55101
     Attention:Specialized Finance                                                       Attention:Specialized Finance
              Fourth Floor                                                                        Fourth Floor

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONES LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    The undersigned hereby acknowledges receipt of the Prospectus dated
           , 1998 (the "Prospectus") of Nash Finch Company (the "Company") and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 8 1/2% Senior Subordinated Notes due 2008, Series B (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 8 1/2% Senior Subordinated Notes due 2008, Series A (the "Series A Notes") . The term "Expiration Date" shall mean
5:00 p.m., New York City time, on            , 1998, unless the Exchange Offer
is extended, in which case the term "Expiration Date" means the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

    YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

    List on the next page the Series A Notes to which this Letter of Transmittal relates. If the space indicated is inadequate, the Certificate or Registration Numbers and the Principal Amounts should be listed on a separately signed schedule affixed hereto.

                    DESCRIPTION OF SENIOR SUBORDINATED NOTES TENDERED HEREBY


         NAME(S) AND                                       AGGREGATE
        ADDRESS(ES) OF             CERTIFICATE OR       PRINCIPAL AMOUNT         PRINCIPAL
     REGISTERED OWNER(S)            REGISTRATION         REPRESENTED BY            AMOUNT
       (PLEASE FILL IN)               NUMBERS*           SERIES A NOTES          TENDERED**
                                       TOTAL
  * Need not be completed by Book-Entry Holders.
 ** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Series A Notes. All tenders must be in integral multiples of $1,000.

    This Letter of Transmittal is to be used (i) if certificates of Series A Notes are to be forwarded herewith, (ii) if delivery of Series A Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the "Depository" or "DTC"), pursuant to the procedures set forth in the "The Exchange Offer -- Procedures for Tendering" in the Prospectus or (iii) if tender of the Series A Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction
2. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

    The term "Holder" with respect to the Exchange Offer means any person in whose name Series A Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Series A Notes must complete this letter in its entirety.

/ / CHECK HERE IF TENDERED SERIES A NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY AND COMPLETE THE FOLLOWING:

     NAME OF TENDERING INSTITUTION  ............................................

     ACCOUNT NUMBER ............................................................

     TRANSACTION CODE NUMBER ...................................................

   HOLDERS WHOSE SERIES A NOTES ARE NOT IMMEDIATELY AVAILABLE OR WHO CANNOT DELIVER THEIR SERIES A NOTES AND ALL OTHER DOCUMENTS REQUIRED HEREBY TO THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE MUST TENDER THEIR SERIES A NOTES ACCORDING TO THE GUARANTEED DELIVERY PROCEDURE SET FORTH IN THE PROSPECTUS UNDER THE CAPTION "THE EXCHANGE OFFER -- GUARANTEED DELIVERY PROCEDURES." SEE INSTRUCTION 2.

/ / CHECK HERE IF TENDERED SERIES A NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

     NAME OF REGISTERED HOLDER(S) ..............................................

     NAME OF ELIGIBLE INSTITUTION THAT GUARANTEED DELIVERY .....................

     IF DELIVERY BY BOOK-ENTRY TRANSFER:

     ACCOUNT NUMBER ............................................................

     TRANSFER CODE NUMBER ......................................................

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     NAME ......................................................................

     ADDRESS ...................................................................

                PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Series A Notes indicated above. Subject to, and effective upon, the acceptance for exchange of such Series A Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to such Series A Notes as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the Series A Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Series A Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Series A Notes, and that when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Series A Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

    The undersigned represents to the Company that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned; (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in a distribution of such Exchange Notes; and (iii) the undersigned and any such other person acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the Exchange Notes, (a) they cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corporation (available April 13, 1989), Morgan Stanley & Co., Inc. (available June 5, 1991) or similar no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction and (b) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company. If the undersigned or the person receiving the Exchange Notes covered by this letter is an affiliate (as defined under Rule 405 of the Securities Act) of the Company, the Exchange Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom. If the exchange offeree is a broker-dealer holding Series A Notes acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Series A Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Series A Notes or transfer ownership of such Series A Notes on the account books maintained by a book-entry transfer facility. The undersigned further agrees that acceptance of any tendered Series A Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that the Company shall have no further obligations or liabilities thereunder for the registration of the Series A Notes or the Exchange Notes.

    The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer -- Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Series A Notes tendered hereby and, in such event, the Series A Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Series A Notes may be withdrawn at any time prior to the Expiration Date.

    Unless otherwise indicated in the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all Exchange Notes delivered in exchange for tendered Series A Notes, and any Series A Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If an Exchange Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the Exchange Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Series A Notes are surrendered by Holder(s) that have completed either the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (as defined in Instruction 2).

                       SPECIAL REGISTRATION INSTRUCTIONS

    To be completed ONLY if the Exchange Notes are to be issued in the name of someone other than the undersigned.

Name      ......................................................................

Address   ......................................................................

Book-Entry Transfer
Facility Account: ..............................................................

Employer Identification or
Social Security Number: ........................................................
                          (Please print or type)

                         SPECIAL DELIVERY INSTRUCTIONS

    To be completed ONLY if the Exchange Notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above under "Description of Senior Subordinated Notes Tendered Hereby."

Name      ......................................................................

Address   ......................................................................

          ......................................................................
                                  (Please print or type)

                REGISTERED HOLDER(S) OF SERIES A NOTES SIGN HERE
               (IN ADDITION, COMPLETE SUBSTITUTE FORM W-9 BELOW)

 X ............................................................................

 X ............................................................................
                     (Signature(s) of Registered Holder(s))

     Must be signed by registered holder(s) exactly as name(s) appear(s) on the Series A Notes or on a security position listing as the owner of the Series A Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information. (Please print or type):

 Name and Capacity (full title): ..............................................

 Address (including zip code): ................................................

 Area Code and Telephone Number: ..............................................

 Taxpayer Identification or Social Security Number: ...........................

 Dated: .......................................................................

                              SIGNATURE GUARANTEE
                       (If Required -- See Instruction 4)

 Authorized Signature: ........................................................
              (Signature of Representative of Signature Guarantor)

 Name and Title: ..............................................................

 Name of Plan: ................................................................

 Area Code and Telephone Number: ..............................................
                             (Please print or type)

 Dated: .......................................................................

             THIS SUBSTITUTE FORM W-9 MUST BE COMPLETED AND SIGNED

    PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER ON THE FOLLOWING SUBSTITUTE FORM W-9 AND CERTIFY THEREIN THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING.

                                               PAYOR'S NAME: NASH FINCH COMPANY

SUBSTITUTE                            PART 1 -- PLEASE PROVIDE YOUR TIN IN THE           ------------------------------
FORM W-9                              BOX AT RIGHT AND CERTIFY BY SIGNING AND                SOCIAL SECURITY NUMBER
                                      DATING BELOW.                                                    OR
                                                                                         ------------------------------
                                                                                         EMPLOYER IDENTIFICATION NUMBER

DEPARTMENT OF THE TREASURY            PART 2 -- CHECK THE BOX IF YOU ARE NOT       PART 3 --
INTERNAL REVENUE SERVICE              SUBJECT TO BACKUP WITHHOLDING UNDER THE
                                      PROVISIONS OF SECTION 3406(A)(1)(C) OF THE
PAYOR'S REQUEST FOR TAXPAYER          INTERNAL REVENUE CODE BECAUSE (1) YOU ARE    AWAITING
IDENTIFICATION NUMBER ("TIN")         EXEMPT FROM BACKUP WITHHOLDING, (2) YOU      TIN  / /
                                      HAVE NOT BEEN NOTIFIED THAT YOU ARE SUBJECT
                                      TO BACKUP WITHHOLDING AS A RESULT OF
                                      FAILURE TO REPORT ALL INTEREST OR DIVIDENDS
                                      OR (3) THE INTERNAL REVENUE SERVICE HAS
                                      NOTIFIED YOU THAT YOU ARE NO LONGER SUBJECT
                                      TO BACKUP WITHHOLDING.  / /

                                      CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY THIS FORM IS TRUE, CORRECT AND
                                      COMPLETE.

                                      SIGNATURE: ------------------------------------------ DATE: ----------------------

NOTE: ANY FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS IN EXCESS OF $10.00 MADE TO YOU.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
               CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

               CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

 I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE, OR
 (B) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER WITHIN 60 DAYS, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD, UNTIL I PROVIDE A NUMBER.

 ---------------------------------------------------------
 ---------------------------------------------------------

        SIGNATURE                                                         DATE

                                  INSTRUCTIONS
                         FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

    1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES. All physically delivered Series A Notes or confirmation of any book-entry transfer to the Exchange Agent's account at a book-entry transfer facility of Series A Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date. The method of delivery of this Letter of Transmittal, the Series A Notes and all other required documents is at the election and risk of the Holder. Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service. Except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent.

    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Series A Notes for exchange.

    Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

    2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Series A Notes, and (i) whose Notes are not immediately available, or (ii) who cannot deliver their Series A Notes, the Letter of Transmittal or any other required documents to the Exchange Agent (or comply with the procedures for book-entry transfer) prior to the Expiration Date, may effect a tender if:

        a. the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution");

        b. prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Series A Notes, the certificate or registration number(s) of such Series A Notes and the principal amount of Series A Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five (5) business days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the certificate(s) representing the Series A Notes to be tendered in proper form for transfer (or a confirmation of book-entry transfer of such Series A Notes into the Exchange Agent's account at the Depository) and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

        c. such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as all tendered Series A Notes in proper form for transfer (or a confirmation of book-entry transfer of such Series A Notes into the Exchange Agent's account at the Depository) and all other documents required by the Letter of Transmittal, are received by the Exchange Agent within five business days after the Expiration Date.

    Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Series A Notes according to the guaranteed delivery procedures set forth above. Any Holder who wishes to tender Series A Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Series A Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

    3. PARTIAL TENDERS; WITHDRAWALS. If less than the entire principal amount of Series A Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered" of the box entitled "Description of Senior Subordinated Notes Tendered Hereby." A newly issued Series A Note for the principal amount of Series A Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Series A Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

    Any Series A Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Series A Notes are irrevocable. To withdraw a tender of Series A Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent by 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Series A Notes to be withdrawn (the "Depositor"), (ii) identify the Series A Notes to be withdrawn (including the certificate or registration number(s) and principal amount of such Series A Notes, or, in the case of Series A Notes transferred by book-entry transfer, the name and number of the account at the DTC to be credited), (iii) be signed by the Depositor in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Series A Notes register the transfer of such Series A Notes into the name of the Depositor withdrawing the tender, (iv) specify the name in which such Series A Notes are to be registered, if different from that of the Depositor and (v) include a statement that such holder is withdrawing his election to have such Series A Notes exchanged. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Series A Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Series A Notes so withdrawn are validly rendered. Any Series A Notes which have been tendered but which are not accepted for exchange, will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of Exchange Offer.

    4. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered Holder(s) of the Series A Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Depository, the signature must correspond with the name as it appears on the security position listing as the owner of the Series A Notes.

    If any of the Series A Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If a number of Series A Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Series A Notes.

    Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Series A Notes tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

    If this Letter of Transmittal is signed by the registered Holder or Holders of Series A Notes (which term, for the purposes described herein, shall include a participant in the Depository whose name appears on a security listing as the owner of the Series A Notes) listed and tendered hereby, no endorsements of the tendered Series A Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Series A Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Series A Notes, and, with respect to a participant in the Depository whose name appears on a security position listing as the owner of Series A Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Series A Notes or bond power guaranteed by an Eligible Institution (except where the Series A Notes are tendered for the account of an Eligible Institution).

    If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

    5. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box, the name and address (or account at the Depository) in which the Exchange Notes or substitute Series A Notes for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

    If no instructions are given, the Exchange Notes (and any Series A Notes not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Series A Notes or deposited at such Holder's account at the Depository.

    6. TRANSFER TAXES. The Company shall pay all transfer taxes, if any, applicable to the exchange of Series A Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Series A Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Series A Notes tendered, or if tendered Series A Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Series A Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

    Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Series A Notes listed in the Letter of Transmittal.

    7. WAIVER OF CONDITIONS. The Company reserves the right, in its reasonable judgment, to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

    8. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. Any Holder whose Series A Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to Norman R. Soland, Vice President, Secretary and General Counsel, Nash Finch Company, 7600 France Avenue South, P.O. Box 355, Minneapolis, Minnesota 55440-0355.

    10. VALIDITY AND FORM. All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Series A Notes and withdrawal of tendered Series A Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Series A Notes not properly tendered or any Series A Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Series A Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Series A Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Series A Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Series A Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Series A Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to such holder by the Exchange Agent to the tendering Holders of Series A Notes, unless otherwise provided herein, as soon as practicable following the Expiration Date.

                           IMPORTANT TAX INFORMATION

    Under federal income tax law, a Holder tendering Series A Notes is required to provide the Exchange Agent with such Holder's correct TIN on Substitute Form W-9 above. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Holder with respect to tendered Series A Notes may be subject to backup withholding.

    Certain Holders (including, among others, all domestic corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. Such a Holder, who satisfies one or more of the conditions set forth in Part 2 of the Substitute Form W-9, should execute the certification following such Part 2. In order for a foreign Holder to qualify as an exempt recipient, that Holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-9, signed under penalties of perjury, attesting to that Holder's exempt status. Such forms can be obtained from the Exchange Agent.

    If backup withholding applies, the Exchange Agent is required to withhold 31% of any amounts otherwise payable to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments that are made to a Holder with respect to Series A Notes tendered for exchange, the Holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (i) such Holder is exempt, (ii) such Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified such Holder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

    Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the Series A Notes. If Series A Notes are in more than one name or are not in the name of the actual Holder, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for additional guidance on which number to report.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "Applied For" in the space for the TIN on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 31% of all payments made thereafter until a TIN is provided to the Exchange Agent.

    IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH SERIES A NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.